Exhibit 10.1

Confidential Treatment Requested for American Superconductor Corporation

Supply Contract for

DF2000/50Hz Electric Control Systems

for the WT2000DF Wind Turbine

Date: December 16, 2015
Contract NO: PPC1687-072015

The Buyer:

Inox Wind Limited
Inox Towers, 17 Sector-16A
Noida, Uttar Pradesh 201301, India

The Seller:

American Superconductor Corporation
64 Jackson Road
Devens, MA 01434
USA

This Supply Contract (the “Contract”) is made by and between the Buyer and the Seller, effective as of the Effective Date (as defined below), whereby the Buyer agrees to buy and the Seller agrees to sell ECS (as defined below) according to the terms and conditions stipulated below:

1. Definitions; Scope of Supply; Price:

1.1. Certain capitalized terms used in this Contract have the respective meanings given them in Annex 1.  Other capitalized terms used in this Contract have the respective meanings given them elsewhere herein.

1.2. Subject to Section 1.4, Buyer shall purchase from Seller, and Seller shall sell and supply to Buyer, in each case on the terms and conditions set forth in this Contract, [**] percent ([**]) of the Buyer Group’s ECS requirements, with each ECS being new and in one of the versions listed in the table set forth below in this Section 1.2 or covered by the 2009 TTLA (each, a “Version”), as more specifically described on Annex 2; provided, however, that (i) notwithstanding the foregoing, Buyer shall not be required to purchase from Seller and shall be entitled to manufacture on its own, subject to and in accordance with the terms of the 2015 TLA, (A) from the first [**] ([**]) ECS required by Buyer Group commencing on the Effective Date, up to [**] ([**]) ECS, (B) from the next [**] ([**]) ECS required by Buyer Group, up to [**] ([**]) ECS, and (C) from the next [**] ([**]) ECS required by Buyer Group, up to [**] ([**]) ECS, and (ii) once Buyer has purchased [**] ([**]) ECS in accordance with the terms of this Contract, including Section 3 hereunder, Buyer shall be required, until the third (3rd) anniversary of the date on which [**] ECS have been delivered, to purchase from Seller not less than [**] percent ([**]%) of Buyer Group’s ECS requirements subject to and in accordance with the terms of this Contract. For the avoidance of doubt the number of ECS which Buyer is not obliged to purchase from Seller under (A)-(C) of this Section 1.2 is cumulative. For example, if Buyer does not exercise its option to manufacture [**] ECS out of the first [**] ECS required by Buyer Group under (A), and the Seller supplies all [**] ECS, Buyer may add such [**] ECS to its option of [**] ECS under (B) such that out of the next [**] ECS required by the Buyer Group, the Buyer may manufacture up to [**] ECS.

ID/Version				Technical Description
ECS-000002	GL2003	[**]	93m Rotor	Annex 2
ECS-000003	GL2003	[**]	93m Rotor	Annex 3
ECS-000004	GL2010	[**]	93/100m Rotor	Annex 4
ECS-000005	GL2010	[**]	93/100m Rotor	Annex 5
ECS-000006	GL2010	[**]	113m Rotor	Annex 6
ECS-000007	GL2010	[**]	113m Rotor	Annex 7

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Confidential Treatment Requested for American Superconductor Corporation

1.3 Price of each ECS to be manufactured, shipped and sold under this Contract, by Version, is as follows:

ID/Version				Price
ECS-000002	GL2003	[**]	93m Rotor	€ [**]
ECS-000003	GL2003	[**]	93m Rotor	€ [**]
ECS-000004	GL2010	[**]	93/100m Rotor	€ [**]
ECS-000005	GL2010	[**]	93/100m Rotor	€ [**]
ECS-000006	GL2010	[**]	113m Rotor	€ [**]
ECS-000007	GL2010	[**]	113m Rotor	€ [**]

The Parties shall negotiate in good faith the price for any Versions not listed above.

The above pricing is (i) excluding VAT and any other taxes and duties, and (ii) based on shipment FCA Shanghai, China or, at the election of Seller, any location in Europe.  The above pricing shall remain in effect until the third (3rd) anniversary of the date on which [**] ECS have been delivered.  At least six (6) months prior to such third (3rd) anniversary, the Parties shall use their respective commercially reasonable efforts to reach agreement with respect to ECS pricing (by Version, including versions to be developed, if any) applicable after such third (3rd) year anniversary. In the event that the Parties, after using commercially reasonable efforts, are unable to reach agreement with respect to ECS pricing (by Version, including versions to be developed, if any) applicable after the third (3rd) year anniversary of the date on which [**] ECS have been delivered, then all obligations of Buyer to purchase ECS and Seller to supply any such ECS after such third (3rd) year anniversary shall automatically terminate.  For the avoidance of doubt, the above prices shall remain in effect for the first [**] ECS to be supplied by Seller to Buyer under this Contract, and all further ECS to be supplied by Seller to Buyer under this Contract for a period of three (3) years from the date on which the first [**] ECS have been delivered.

1.4 Right to Manufacture:

Notwithstanding anything to the contrary contained in this Contract, or any other contract between the Parties, in case of failure or refusal by the Seller to deliver the ECS in accordance with the initial Forecast or the Updated Forecast, as the case may be, for any reason (including, without limitation, on account of Force Majeure), other than as a result of a breach or other default by Buyer under this Contract, the Buyer shall be entitled, until the Seller resumes delivery of ECS, to manufacture a quantity of ECS itself in accordance with the 2015 TLA not to exceed the number specified in the initial Forecast  or the relevant Updated Forecast, as the case may be, plus such number of ECS that the Buyer is entitled to manufacture under Section 1.2.  For the avoidance of doubt, and without prejudice to any other terms of this Contract, nothing in this Section 1.4 shall relieve the Buyer from its obligation to purchase or the Seller from its obligation to sell and supply [**] ECS hereunder.

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2. Forecasting; Delivery;

2.1 The format for the initial Forecast and any Updated Forecast for delivery of ECS to be manufactured by the Seller and purchased by the Buyer hereunder, by Version, is as follows:

		ECS-000002	ECS-000003	ECS-000004	ECS-000005	ECS-000006	ECS-000007
CY20xx	January
February
March
April
May
June
July
August
September
October
November
December

2.2 On execution of this Contract, Buyer shall deliver to Seller the initial Forecast for the 12-month period commencing with the calendar month immediately following the Effective Date.  Not later than the 10th day of each calendar month commencing after the Effective Date, Buyer shall deliver to Seller a written updated Forecast for the 12-month period commencing with the immediately following calendar month (each an “Updated Forecast”).  With respect to each Forecast:

(a) Subject to Section 2.2(b), the quantity of ECS specified by the Buyer (by Version and in total) for shipment by Seller during any calendar month within the 12-month period covered by an Updated Forecast may not vary from the quantity of ECS (by Version and in total) to be shipped in that calendar month as specified by the Forecast delivered in the immediately preceding calendar month by more than [**]%, unless otherwise agreed to by the Seller.

(b) The quantities of ECS (by Version and in total) specified by the Buyer for shipment by Seller during the initial three (3) months of a Forecast are firm, irrevocable and not subject to change, and such quantities represent a firm order and commitment by Buyer to purchase such quantities of ECS of the relevant Version from Seller.

(c) The quantities of ECS (by Version and in total) specified by the Buyer for shipment by Seller during the last nine (9) months of a Forecast may be increased or decreased by Buyer by an Updated Forecast, provided that any Updated Forecast must comply with Section 2.2(a).

2.3 Except as may be otherwise expressly provided herein, all terms and conditions of delivery of ECS hereunder shall be interpreted in accordance with INCOTERMS 2010 (International Commercial Terms) and its revisions or supplements published from time to time by the International Chamber of Commerce.

3. Payments:

3.1 Advance.  Notwithstanding any other advances or deposits held by the Seller, Buyer agrees to make an interest free, and non-refundable (except as set forth herein) advance payment to Seller (paid to an account designated by Seller) in the aggregate amount of USD$[**] (the “Advance”) not later than thirty (30) calendar days after the execution and delivery of this Contract by the Parties.  The Advance shall be maintained by Seller with general funds of Seller,

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with no requirement that the amount of the Advance (or any portion thereof) be maintained by Seller in a segregated account or otherwise separately.  Upon Buyer’s payment of the initial Forecast Deposit, Seller shall refund the Advance to Buyer within five (5) Business Days thereafter.

3.2 Forecast Deposits.  Buyer agrees that in accordance with applicable law and the remaining provisions of this Section 3, it shall deposit and maintain with Seller, an amount (the “Forecast Deposit”) in EUR equal to [**] percent ([**]%) of the amount payable by Buyer, at the ECS prices (by Version) set forth in, or agreed pursuant to, Section 1.3 (the “ECS Prices”), for the 6-month forecasted quantities of ECS constituting, at the relevant time: (i) Buyer’s firm order and commitment to purchase such quantities of ECS as set forth in Section 2.2(b); and (ii) the first three (3) months of the remaining nine (9) months of such Forecast, as follows:

(a) Upon execution and delivery of this Contract by each of the Parties and delivery of the initial Forecast by Buyer to Seller as contemplated by Section 2.2, Seller shall invoice Buyer for an amount (in EUR) equal to [**] percent ([**]%) of the amount payable by Buyer, at the ECS Prices, for the aggregate ECS quantities specified in the first six (6) months of such initial Forecast.  Buyer shall pay such invoice within fifteen (15) Business Days of receiving all the regulatory approvals for making such payment. The Parties agree that, until the initial Forecast Deposit is paid, the total number of ECS (including all Versions) specified in the initial Forecast or any Updated Forecast shall not exceed [**] ([**]) ECS per month.

(b) On a monthly basis thereafter, contemporaneously with the delivery by Buyer to Seller of the monthly Updated Forecast as contemplated by Section 2.2, the Parties shall true up the amount of the Forecast Deposit.

If, as a result of an Updated Forecast, the then held Forecast Deposit equals (i) less than [**] percent ([**]%) of the calculated Forecast Deposit based on such Updated Forecast, then Buyer shall pay, in immediately available EUR funds (unless letter of credit or other arrangements satisfactory to Seller are made prior to the due date for such payment), an amount equal to the shortfall such that the Seller holds [**] percent ([**]%) of the relevant Forecast Deposit not later than fifteen (15) Business Days of receiving all the regulatory approvals for making such payment; or (ii) more than [**] percent ([**]%) of the calculated Forecast Deposit based on the Updated Forecast, then Seller shall refund an amount to Buyer equal to such excess above [**] percent ([**]%) of the relevant Forecast Deposit  to Buyer not later than fifteen (15) Business Days after the date on which such Updated Forecast is delivered to Seller pursuant to Section 2.2.

The Parties agree that the Forecast Deposit remaining after the supply of the last quantities of ECS under this Contract shall be refunded to Buyer within fifteen (15) Business Days after such supply of last quantities of ECS under this Contract.

3.3 Treatment of Forecast Deposit.  The Forecast Deposit shall be maintained by Seller with general funds of Seller, with no requirement that the amount of the Forecast Deposit (or any portion thereof) be maintained by Seller in a segregated account or otherwise separately.

3.4. Further Supply Payments – Letters of Credit.  Except as set forth in Sections 3.1 and 3.2 above with respect to the Forecast Deposit, all payments of the purchase price of ECS supplied hereunder shall be made via draws against one or more irrevocable documentary letters of credit (each, an “Approved L/C”) to be posted and maintained by Buyer in accordance with the requirements of this Contract. Each Approved L/C shall:

(a) to the extent practicable, comply with UCP 600 (or a revised, subsequent or replacement uniform standard or rule governing documentary credits promulgated by the International Chamber of Commerce and in effect at the relevant time) and otherwise be acceptable to Seller in form and substance in all respects;

(b) be issued by an “Approved Bank” listed as such below or otherwise expressly approved in writing by Seller;

(c) be so issued not later than thirty (30) days in advance of delivery and shall be maintained for a term of not less than ninety (90) days;

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(d) be maintained at all times in an amount of not less than [**]% of the aggregate purchase price of such ECS (determined in accordance with Section 1.3);

(e) include provisions for deferred payment by Buyer of [**] days from the date of the applicable FCR, with interest payable by Buyer to Seller for the period of such deferral at the rate of [**]% per annum (which interest shall be separately invoiced at the time of shipment); and

(f) provide that all other interest charges shall be for the account of Buyer as Approved L/C applicant.

All costs and charges associated with the issuance and maintenance of any Approved L/C shall be borne by Buyer.  For purposes of this Contract, the initial Approved Banks shall be as follows:

ICICI Bank Limited (Vadodara Branch)

Landmark, Race Course Circle

Vadodara 390007, Gujarat, India

YES Bank Ltd.

102/103, CG Centre

CG Road, Panchwati,

Ahmedabad-380009

IDBI Bank Ltd.

46A, Gautam Nagar

Race Course Road,

Vadodara – 390009

Axis Bank Ltd.

B-2 & B-3, Sector 16,

Noida Main Branch

Noida

HDFC Bank Ltd.

6th Floor, Midway Heights,

Nr. Panchmukhi Hanuman Temple,

Kala Ghoda, Raopura,

Vadodara – 390 001

ING Vysya Bank Ltd.

Plot No. C-12, G Block, 8th Floor,

BKC, Bandra (East),

Mumbai – 400051

State Bank of India

Corporate Accounts Group Branch

58, Shrimali Society, Navrangpura, Ahmedabad - 380009

India

Notwithstanding the foregoing, the Parties intend that any Approved L/C be eligible to be discounted by U.S banks.  If Seller reasonably believes that letters of credit from any Approved Bank in general, or any Approved L/C in particular, is not eligible to be, or otherwise cannot be, so discounted, Seller may request Buyer to take corrective action and Buyer shall promptly take such corrective measures as Seller may request, in consultation with Seller.

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3.5 Failure to Post or Maintain Approved L/C.  If any Approved L/C required to be posted and maintained hereunder is not so posted in a timely manner, or is not thereafter maintained in accordance herewith, Seller may correspondingly delay shipment of the ECS to be paid for via drawdown of such Approved L/C for any period during which such Approved L/C is not so posted and maintained.  Further, if Buyer fails to post and maintain, in full compliance with this Contract, any Approved L/C required to be posted and maintained hereunder. Seller may, at any time and without limiting any other remedies available to Seller, terminate this Contract in accordance with Section 19.1.

3.6 Bank Information of Seller.  Seller’s banking information is as follows (provided that Seller may modify any such information at any time by written notice to Buyer):

Bank: Silicon Valley Bank

Name of the account

American Superconductor Corporation

64 Jackson Road, Devens, MA 01434, USA

For Approved L/C payments, the Advance and any other cash payments:

Intermediary bank for payment transfers:

Standard Chartered bank (Frankfurt) GmbH

Frankfurt, Germany

SCBLDEFX

4. The Seller shall supply the following documents in order for the ECS to be cleared at the relevant delivery destination:

4.1 Commercial invoice in total amount of the goods;

4.2 Original packing list in 3 copies issued by the Seller;

4.3 Original Certificate of Origin issued by Seller’s Chamber of Commerce;

4.4 FCR;

4.5 Fumigation Certificate in compliance with the International Standard for Phytosanitary Measures (ISPM) regulations issued by Seller;

4.6 Confirmation of conformity to this Contract issued by the Seller; and

4.7 Copy of Couriers AWB which shall be conclusive proof of shipment to Buyer of one copy (non-negotiable) of the above documents to Buyer.

Delivery notice:

Seller shall complete the delivery of ECS in batches and on time as required by the Forecast then in effect, subject to the other provisions of this Contract. Buyer will be informed about the exact date of shipment in advance. Buyer shall take delivery of the shipment according to such Forecast and otherwise in accordance with the provisions of Sections 2 and 3. Proper handling documents shall be provided to the Buyer beforehand for Buyer’s safe handling.

5. Packing and Marking:

5.1 Unless otherwise specified in the Contract, the ECS shall be packed by Seller in a proper manner for long-distance and sea or air (if requested by Buyer) transport and in accordance with generally accepted industry

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standards. In case Buyer requests a change in the packaging of the ECS that is not customary or reasonable and such request results in additional costs to the Seller, Buyer shall pay Seller such additional costs prior to Seller complying with such request.  The Seller shall be responsible for repairing or replacing any ECS that are corroded, damaged or lost during transit due to Seller’s improper packaging or incorrect protection measures.

The following documents shall be enclosed with each shipment of ECS:

-	One copy of detailed packing list;
-	Two (2) Shipping Marks showing the consignee’s address, PL-Number and number of each package.

6. Intellectual Property Rights (IPR):

6.1 Subject to Section 20.2, Seller shall indemnify, defend and hold Buyer harmless against all claims, liabilities, damages, expenses, judgments and losses (including reasonable attorneys’ fees) arising from alleged infringement of any patent or any violation of any other third party intellectual property right as a result of Buyer’s use of ECS, provided Buyer provides to Seller prompt written notice of any claim, reasonable assistance, and control over the negotiation, litigation, and settlement of such claim.

6.2 In the event that a final injunction is obtained against Buyer’s use of ECS, or if in Seller’s opinion any ECS may become the subject of an injunction or other claim of infringement, Seller may, at its option and expense, promptly (i) procure for Buyer the right to continue using the relevant ECS, (ii) replace or modify such ECS so that it becomes non-infringing, or (iii) accept the return of such ECS and refund to Buyer the purchase price therefor; as depreciated on a straight line five (5) year basis. Seller may withhold further shipments of any such ECS.

6.3 Seller shall not have any liability or responsibility to Buyer to the extent that any infringement or claim thereof or injunction is based upon:

(i)	use of an ECS in combination with equipment or software not supplied by Seller where the ECS would not itself be infringing except any use which is consistent with normal industry practices;
(ii)	use of an ECS manufactured in compliance with Buyer’s designs, specifications or instructions;
(iii)	use of an ECS in an application or environment for which it was not designed or not contemplated hereunder;
(iv)	modification of an ECS by anyone other than Seller; or
(v)	any claims of infringement of any patent in which Buyer or any affiliate or customer of Buyer has an interest or license.

6.4 The Parties agree that the rights and remedies set out in this Section shall be Buyer’s sole right and remedy in the event of an IPR infringement claim.

7. Inspection:

Buyer is obligated to inspect ECS immediately after delivery. If any ECS appears not to conform to this Contract, Buyer shall notify Seller of such conditions in writing immediately, not later than thirty (30) calendar days from receipt thereof or in case of hidden defects within thirty (30) calendar days from detection, and afford Seller a reasonable opportunity to inspect any allegedly non-conforming ECS. Otherwise, the ECS shall be deemed accepted by Buyer. Subject to the inspection result of the quality inspection company as mentioned below, no ECS shall be returned without Seller’s consent.

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If the Parties can’t reach an agreement during the inspection, they will first attempt to resolve it through negotiation. If the dispute cannot be resolved through negotiation within 10 days, the Parties may engage an internationally-renowned quality inspection company to inspect the ECS in question. Fees for such inspection shall be shared equally by the Parties. The Parties shall accept the inspection result of the quality inspection company which shall be binding on the Parties.

8. Limited Warranty:

Subject to Section 20 (Limitations of Liability) below and the other provisions of this Section 8, Seller warrants that the ECS sold by Seller shall be free from defects in material and workmanship under normal use and service for a period of [**] ([**]) months from the date the ECS are put into service (but in case of PM 3000, it will be [**] ([**]) months) or [**] ([**]) months from the date of delivery, whichever occurs first, on the condition that payment as provided in Section 3 is made and received in full and without delay. Seller’s sole obligation and Buyer’s exclusive remedy under this warranty shall be for Seller, at its sole choice, to repair or replace any parts or, as the case may be, the entire ECS proven to be defective within the stated warranty period. Repair or replacement of parts under this warranty shall be done on DDP AMSC India basis. If any ECS for which Buyer has requested warranty service is not eligible for warranty service due to any reason, Buyer shall pay or reimburse Seller for all costs of investigating and responding to such request at Seller’s then prevailing time and materials rates. The warranty for any repaired or replaced parts shall be the balance of the otherwise applicable warranty period.

The above warranty shall not apply to ECS or ECS-related equipment that have been repaired or altered other than by Seller, or other than in accordance with operating manuals or instructions issued to the Buyer by the Seller’s helpdesk in writing; which have been subject to misuse, negligence, or accident, or with respect to which operating manual instructions/recommendations issued to the Buyer by the Seller’s helpdesk in writing have not been followed; or for which recommended preventative maintenance has not been performed.  The above warranty also shall not apply to defects caused by normal wear or any equipment that is experimental, developmental or supplied for evaluation purposes.

THE FOREGOING LIMITED WARRANTY IS EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES BY SELLER, EXPRESSED OR IMPLIED, ORAL OR WRITTEN, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NOTHING IN THIS PARAGRAPH SHALL AFFECT THE INDEMNITY IN SECTION 6.

9. Environment, Occupational Health and Security:

9.1 If the Buyer’s inspector carries out inspecting ECS at Seller’s factory, the Seller should be responsible for providing a safe working environment for the Buyer’s inspector and shall inform the inspector of any potential dangers. If the working environment is not safe, the inspector may not perform work until the working environment provided and improved by the Seller meets applicable security standards.

9.2 When carrying out service at the site of the Buyer, the Seller’s staff shall comply with Regulation on Security and Environment Management and reasonable instructions of the Buyer’s security engineer on the site.

9.3 The Seller’s packaging materials for packing equipment shall meet environmental requirements.

10. Passing of title and risk:

Risk shall pass to the Buyer based on FCA Shanghai, China and/or any place in Europe (at Seller’s election), in accordance with INCOTERMS 2010.

The freight forwarder and the mode of transport shall be designated by the Buyer at least two weeks before the scheduled date of the applicable shipment.  Buyer shall instruct and cause its designated forwarder to issue an FCR in

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form appropriate for the relevant Approved L/C when the ECS constituting the corresponding shipment are picked up from Seller by such forwarder’s arranged mode of transport (or otherwise by or on behalf of such forwarder).  If the Buyer does not designate its freight forwarder timely (for the avoidance of doubt, and without limitation or implication for any other provision of this Contract, time being of the essence for this purpose), Seller may use a freight forwarder and/or mode of transport of Seller’s choosing.

All actual costs arising in connection with the transport and delivery of the ECS once the ECS has been provided to the freight forwarder are on account of the Buyer.  Any FCR issued by a freight forwarder properly designated in accordance with this Section 10 shall be accepted by the Approved Bank when presented via the relevant Approved L/C.

11. Representations and Warranties.

Each Party represents and warrants to the other Party that:

(a) such Party is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has full power and authority to enter into this Contract and to perform its obligations hereunder;

(b) the execution, delivery and performance of this Contract have been duly authorized by all necessary action on the part of such Party, and this Contract has been duly executed and delivered by such Party;

(c) the authorization, execution, delivery and performance by such Party of this Contract do not, in any material respect, (i) require any consent or approval of, or any prior notice to or prior filing with, any Governmental Entity or other Person (other than any consents, approvals, notices and filings obtained or made, as the case may be, as of or prior to the execution and delivery of this Contract), or (ii) conflict with the organizational documents of such Party, with any legal requirement, or with any agreement or arrangement to which such Party is a party or by which it is bound; and

(d) this Contract constitutes the valid and binding agreement of such Party, enforceable against such Party in accordance with its terms, subject only to (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

12. Force Majeure:

Neither Party shall be held responsible for failure or delay to perform all or any part of this Contract (other than a Party’s obligation to pay money) to the extent that such failure or delay is caused due to flood, fire, earthquake, snowstorm, drought, hailstorm, hurricane, labor stoppage or dispute, acts of war or insurrection, action or inaction of any Governmental Entity, or any other events that are beyond the control of the affected Party and could not reasonably be expected at the time of conclusion of the Contract or have been avoided or overcome by such Party. However, the Party whose performance is affected by the event of Force Majeure shall give a notice to the other Party of its occurrence as soon as possible and a certificate or a document of the occurrence of the Force Majeure event issued by the relative authority or a neutral independent third party shall be sent to the other Party not later than thirty (30) days after its occurrence. The Party invoking the Force Majeure shall use all reasonable efforts to remedy the situation as far as possible and subject thereto, will comply with its obligations hereunder.  The Party invoking the Force Majeure shall give prompt notice of the cessation of the Force Majeure event and the cause thereof. If the Force Majeure event continues for more than One Hundred and Eighty (180) days, both Parties shall negotiate the performance or the termination of this Contract. In the case of such a termination either Party shall bear its own costs, further claims for compensation in connection with the termination shall be excluded.

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13. Taxes, Duties, Etc.:

13.1 All taxes, duties and other charges (collectively, “Taxes”) in connection with and in the execution of the Contract and levied by the Indian government in accordance with the laws of India shall be borne by Buyer.

13.2 All Taxes in connection with and in the execution of the Contract other than those specified in Section 13.1 shall be borne by the Seller.

13.3 All Taxes arising whilst the Seller has title to the relevant ECS are the responsibility of and to be borne by the Seller.

13.4 All Taxes levied in connection the sale, purchase, delivery, storage, processing, use or consumption of the ECS, arising after the title to the relevant ECS has passed to the Buyer,  are the responsibility of and to be borne by the Buyer.

13.5 If a Party is required to pay any Taxes for which the other Party is responsible, the other Party shall promptly pay the amount thereof to the Party who is not responsible upon demand.

14. Dispute Resolution:

(a) Resolution by Executive Officers.  Except as provided otherwise in Section 7 with respect to conformance/quality issues, any dispute, controversy, or claim arising out of or in connection with this Contract or its subject matter or formation (including non-contractual disputes or claims) (each, a “Dispute”), shall first be submitted to the Chief Executive Officers of each Party for resolution.  The Parties’ respective Chief Executive Officers shall attempt, in good faith for a period of not less than thirty (30) days (during which time the Parties shall, unless the Dispute in question is earlier resolved, use their best efforts to hold at least one in-person meeting between the Parties’ respective Chief Executive Officers), to resolve the Dispute through discussions and negotiations between them.  If the Dispute in question remains unresolved upon expiration of such thirty (30) day period (regardless of whether a meeting between the Parties’ respective Chief Executive Officers has occurred prior to such expiration), either Party may submit such Dispute to non-binding mediation as set forth in Section 14(b) (but no Party may refer such Dispute to any arbitral tribunal without first submitting the Dispute to such non-binding mediation).

(b) Non-Binding Mediation.  Mediation of the Dispute referenced in Section 14(a) shall take place under the auspices of the London Court of International Arbitration (the “LCIA”) and in accordance with the LCIA Mediation Rules (which Mediation Rules, as modified by the provisions of this Contract, are deemed to be incorporated by reference into this Section 14(b)); provided that the mediation (and any mediation conferences relating thereto) shall be conducted in London, England, in the English language, on the basis of written briefing of the issues in dispute and with the mediation session conducted in the course of a single day, by a single mediator who shall be (x) an attorney licensed to practice law in England, with not less than fifteen (15) years’ experience in the renewable energy industry (of which not less than five (5) years’ experience must have been in the wind power industry) or (y) if an individual with such qualifications is not available to serve as the mediator hereunder, then an attorney licensed to practice law in England selected by the LCIA who possesses qualifications that are as close to those specified in sub-section (x) of this proviso as reasonably practicable.  All matters relating to the mediation proceedings (including any and all information and materials used in connection therewith) shall be (i) held in trust and confidence by the mediator and the LCIA personnel involved; and (ii) subject to the provisions of Section 18 as Confidential Information of each of the Parties.  In the event that mediation does not occur, or is not completed, within thirty (30) days after the applicable Dispute is first submitted to mediation, either Party may refer the Dispute to binding arbitration in accordance with Section 14(c).

(c) Arbitration.  Each of the Parties hereby submits to the jurisdiction of the LCIA.  Any Dispute referenced in Sections 14(a) and (b) shall (to the extent it is not resolved pursuant to, and during the time period set forth in, Section 14(a) or 14(b)) be referred to and finally resolved by binding arbitration in accordance with the LCIA Arbitration Rules and the IBA Rules on the Taking of Evidence in International Arbitration (which Arbitration Rules and IBA Rules, as

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modified by the provisions of this Contract, are deemed to be incorporated by reference into this Section 14(c)).  The tribunal shall consist of one (1) arbitrator; the seat, or legal place, of the arbitration shall be London, England; and the language of the arbitration shall be English.  Notwithstanding the foregoing, however, and to the maximum extent permissible under the LCIA Arbitration Rules, the following provisions (which may not be modified by the arbitrator without the approval of each of the Parties) shall apply to the conduct of such arbitration:

(i) The arbitrator shall be an attorney licensed to practice law in England, with not less than twenty (20) years’ experience in business and company law and not less than 10 years’ experience in private practice (as opposed to governmental, academic or in-house employment) focused on business and commercial transactions.

(ii) The Parties agree and undertake to take all actions and cooperate towards resolving any Dispute under this Contract in the most expedient and efficient manner possible.  All arbitration proceedings, information and materials used or submitted in connection therewith, and the decisions and findings of the arbitrator shall be (i) held in trust and confidence by the arbitrator and the LCIA personnel involved; and (ii) subject to the provisions of Section 18 as Confidential Information of each of the Parties.

(iii) The arbitral award shall be in writing in the English language and shall be rendered by the arbitrator within thirty (30) days after the date of oral argument, unless the arbitrator furnishes the Parties with a written statement to the effect that the arbitral award may not reasonably be rendered within such time period and the arbitrator requires additional time to render the award; provided, however, that, notwithstanding the foregoing ability of the arbitrator to extend the above thirty (30) day period for rendering the arbitral award, the arbitrator’s failure to render the arbitral award within such thirty (30) day period shall, unless the Parties otherwise agree in writing, result in the fees payable to the arbitrator being reduced by one-third (1/3).

(iv) The arbitrator may proceed to render an award notwithstanding a Party’s failure to submit any one or more briefs or any supporting documentation, to participate or be present for oral argument or otherwise to participate in, or cooperate with, the arbitral proceeding.

(d) Interim Relief; Expenses.  The arbitrator shall be authorized to grant interim relief, including to protect trade secrets and other confidential or proprietary information and provide for security for a prospective monetary award.  The prevailing party (as designated by the arbitrator) shall be entitled to an award of reasonable attorneys’ fees and costs incurred in connection with the arbitration, in such amount as may be determined by the arbitrator.

(e) Award.  The award of the arbitrator shall be final and binding upon the Parties and, subject to the provisions of this Section 14, shall be the sole and exclusive remedy of the Parties enforceable in any court of competent jurisdiction.  Notwithstanding anything contained in this Section 14 to the contrary, however, each Party shall have the right to institute judicial proceedings against the other Party or anyone acting by, through or under such other Party, in a case of urgency where the arbitral tribunal constituted hereunder is unable to act effectively, in order to seek and obtain injunctive or other similar relief in aid of arbitration.

15. Late Delivery and Liquidated Damages:

15.1 In case of delayed delivery of any shipment, starting from the fourth week of delay and should the Seller fail to make the announcement of readiness for dispatch on time as stipulated in the Contract, with exception of (i) Force Majeure causes specified in this Contract and (ii) any shipment or delivery delay permitted by Section 3.5 or any other provision of this Contract, the Seller agrees to pay liquidated damages which shall be deducted by the paying bank from the payment. The liquidated damages, however, shall not exceed [**]% of the total value of the goods involved in the late delivery. The rate of liquidated damages is charged at [**]% of the total value of the goods involved in the late delivery for every seven days, a delay for more than 4 days (including 4 days) is counted as one complete week. In case the Seller fails to make delivery ten (10) weeks later than the time of shipment stipulated in the Contract, the Buyer shall have the right to cancel the Contract, and the Seller, in spite of the cancellation, shall still pay the aforesaid liquidated damages to the Buyer without delay. This liquidated damages shall be Seller’s exclusive liability for delay under this Contract or otherwise.

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15.2 The Seller agrees that the liquidated damages mentioned in Section 15.1 above are a genuine pre-estimate of damages that would be caused to the Buyer in case of a delay in delivery of the ECS and the same is not penal in nature.

16. Applicable Law:

This Contract and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and interpreted in accordance with the internal laws of England and Wales without giving effect to any choice or conflict of law provision or rule (whether of England and Wales or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of England and Wales.  The Parties expressly agree that an application for determination of a question of law under Section 45 of the English Arbitration Act 1996 may not be made.

17. Software:

Notwithstanding any references herein to title, software provided in or with any ECS is licensed and not sold. Buyer shall not copy or modify the software and shall not transfer the software except with the transfer of the corresponding ECS, provided no copy of the software is retained. Buyer agrees to use software only as it is required to be used in the applicable ECS, that it will treat the software as Seller’s Confidential Information, and that it will not reverse engineer, disassemble, decompile or otherwise alter the software; provided, however, that if reproduction of the code and translation of its form are necessary to obtain the information required to achieve the interoperability of the software with other programs and if such access and use to the code is mandated by applicable law, Buyer shall inform Seller in writing accordingly and Seller shall notify Buyer within twenty (20) Business Days from receipt of Buyer’s request that (i) Seller will perform the work in order to achieve such interoperability and charge a reasonable expense allowance for such work to Buyer, or (ii) Buyer itself is entitled to undertake those actions, but only to the extent required to achieve the interoperability of the software with other programs.

18. Confidential Information; Press Releases and Announcements.

18.1 Acknowledgment of Confidentiality.  Each Party hereby acknowledges that, in connection with this Contract and the Parties’ (and their Affiliates’) respective activities hereunder and thereunder, such Party has or will have, or may be exposed to, Confidential Information of the other Party.

18.2 Obligations of Non-Disclosure and Non-Use.  Each Party hereby agrees that during the effectiveness of this Contract and at all times thereafter, and except as specifically permitted herein (including Section 18.4 below) or in a separate writing executed and delivered by each of the Parties, such Party shall not use Confidential Information of the other Party or disclose it to any other Person (except to the Receiving Party’s Representatives having a need to know such Confidential Information in connection with the Receiving Party’s activities hereunder, provided that (i) all such Representatives shall be bound by obligations of confidentiality and non-use with respect to the Confidential Information that are at least as protective of the Confidential Information as those set forth herein and (ii) the Receiving Party shall be responsible for any unauthorized use or disclosure of the Disclosing Party’s Confidential Information by any such Representative to the same extent as if the obligations of confidentiality and non-use hereunder applied directly to such Representative), in each case except for the purpose of fulfilling the Receiving Party’s obligations or exercising its rights hereunder.  The Receiving Party shall use the same degree of care in safeguarding the Disclosing Party’s Confidential Information as the Receiving Party uses in safeguarding its own confidential information of similar importance (but not less than reasonable care).  Upon termination of this Contract, and except as may be otherwise specifically stated herein, the Receiving Party shall return all Confidential Information of the Disclosing Party (or, with respect to electronically stored such Confidential Information, erase or destroy the same and certify the erasure or destruction to the Disclosing Party).

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18.3 Exceptions.  The obligations of the Receiving Party specified above in this Section 18 shall not apply with respect to any Confidential Information of the Disclosing Party to the extent that the Receiving Party can demonstrate by documentary evidence that such Confidential Information:

(i) is generally known to the public at the time of disclosure or becomes generally known through no wrongful act on the part of the Receiving Party or any of its Representatives;

(ii) becomes known to the Receiving Party through disclosure by a third party that is not subject to any confidentiality or similar (such as fiduciary) duty with respect to such Confidential Information; or

(iii) is independently developed by the Receiving Party outside the scope of this Contract without reference to, use of or reliance upon any of the Disclosing Party’s Confidential Information.

In addition, the Receiving Party may disclose Confidential Information of the Disclosing Party to the extent (but only to the extent) it is required to do so by applicable law, regulation or rules or requirements of any recognized securities market or exchange, provided that the Receiving Party shall, unless prohibited by law, give the Disclosing Party prior written notice of such disclosure sufficient to permit the Disclosing Party to avail itself of available procedures (if any) to obtain confidential treatment or a protective order or otherwise protect the confidential and proprietary nature of the Confidential Information to be so disclosed, and the Receiving Party shall cooperate, at the Disclosing Party’s sole cost and expense, with the Disclosing Party’s efforts to do so.

18.4 Press Releases and Announcements.  Neither Party shall issue any press release or make any public announcement or filing (a “Public Statement”) relating to the subject matter of this Contract without the prior written approval of the other Party; provided, however, that either Party may make any Public Statement it believes in good faith is required by applicable law, regulation or rules or requirements of any recognized securities market or exchange if (but only if) any disclosure of the other Party’s Confidential Information in connection with such Public Statement complies in all respects with the foregoing provisions of this Section 18.

19. Termination:

19.1 Failure to Pay:  The Seller may, by written notice of default sent to Buyer, terminate the Contract if Buyer fails to arrange payment as provided in Section 3 and such breach continues for more than ninety (90) days provided that written notice of such breach / default has been given to Buyer providing a ninety (90) cure period.

19.2 Termination for Breach:  If either Party commits a material breach of this Contract, the non-breaching Party shall have the right to terminate this Contract by providing written notice of termination if the breach is, by its nature, susceptible to cure but has not been cured within ninety (90) days following receipt of written notice of the breach.  The non-breaching Party shall not be obligated to pay for the breaching Party’s time or resources to cure any breach.

19.3 Termination for Insolvency Event:  Either Party may immediately, by written notice to the other Party, terminate the Contract in the event that an Insolvency Event occurs with respect to such other Party.

19.4 Effect of Termination:  Any termination of this Contract shall be without prejudice to the rights and remedies either Party may have against the other or which may have accrued up to the date of, or which arise out of, such termination, provided that the provisions of Sections 6, 14, 16-18, 19.4, and 20-26 shall survive any expiration or termination of this Contract.

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20. Limitations of Liability:

20.1 ECS Supply.  Both Seller and Buyer acknowledge and accept that the total liability of Seller, whether in contract, tort (including negligence), breach of warranty or otherwise, arising out of, connected with, or resulting from the manufacture, sale, storage, delivery, repair, replacement or use of any specific ECS shall not exceed the loss of Buyer, reasonably foreseeable by Seller at the time of entering into this Contract which equals to the price of the specific product which gives rise to the claim.

20.2 IPR Infringement.  Both Seller and Buyer acknowledge and accept that, in the case of IPR infringement, the total liability of Seller under this Contract and the 2015 TLA together and in aggregate shall be limited to the Licence Fees paid by Inox to AMSC Austria under the 2015 TLA.

20.3 Exclusion of Special, etc Damages.  EXCEPT AS PROVIDED IN SECTION 6.1, Seller (INCLUDING RELATED persons such as SELLER’S AFFILIATES, SUPPLIERS OR MANUFACTURERS) SHALL NOT BE LIABLE TO BUYER OR ANY THIRD PARTY FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL, EXEMPLARY, OR OTHER INDIRECT DAMAGES, OR FOR LOSS OF PROFITS OR REVENUES, COST OF CAPITAL, AND COSTS INCURRED IN CONNECTION WITH PROCURING SUBSTITUTE GOODS, EVEN IF SELLER (OR ANY SUCH RELATED PERSON) HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

IN RELATION TO CLAIMS UNDER SECTION 6.1, Seller (INCLUDING RELATED persons such as SELLER’S AFFILIATES, SUPPLIERS OR MANUFACTURERS) SHALL NOT BE LIABLE TO BUYER OR ANY THIRD PARTY FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL, EXEMPLARY, OR OTHER DIRECT OR INDIRECT DAMAGES, SAVE FOR LOSS OF PROFITS, EVEN IF SELLER (OR ANY SUCH RELATED PERSON) HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

20.4 No Exclusion or Limitation. Nothing in this Contract shall exclude or limit a Party’s liability for: (a) death or personal injury caused by a Party’s negligence; (b) fraud or fraudulent misrepresentation; or (c) any liability which cannot be excluded or limited by applicable law.

21. Severability:

In the event that any one or more of the provisions of this Contract shall for any reason be held to be unenforceable in any respect under the law of any state or country, such unenforceability shall not affect any other provision, and this Contract shall then be construed as if such unenforceable provisions had never been contained herein. The invalid provision shall be replaced by a valid and/or enforceable one, which comes as close to the intended meaning of the Parties as possible.

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22. Notices:

All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given (a) if sent by an internationally recognized overnight courier for next available business day delivery, freight prepaid, with written confirmation of receipt, three (3) Business Days after deposit with such courier, (b) if sent by personal delivery, upon such delivery (or refusal to accept the same), or (c) if sent by any other method, upon actual receipt.  All such notices and other communications shall be sent to a Party at the following address (or to such other address as may be specified by such Party to the other Party by notice given in accordance with this Section 22):

If to Seller, to it at:

American Superconductor Corporation

64 Jackson Road

Devens, MA 01434

USA

Fax No.: +1 (978) 842 3050

Attention: General Counsel

If to Buyer, to it at:

Inox Wind Limited

Inox Towers,

17 Sector 16A,

Noida, Uttar Pradesh 201 301

India

Fax:  +91 120 3063 610 - 612

Attention: Mr Rajeev Gupta

For the avoidance of doubt, for the purpose of this Section, ‘in writing’ shall not include email.

23. Compliance with Law:

The Parties shall comply, in all material respects, with all applicable governmental laws, ordinances, codes, rules, regulations and orders applicable to the performance of their respective obligations hereunder, and shall obtain all permits or licenses required in connection with the manufacture, supply, purchase, shipment, installation and use of any ECS, as applicable, except where the failure of obtaining such permits or licenses would not be reasonably be expected to result in a material adverse effect on such Party.

24. Restrictions on Buyer’s Use and ReSale of Products:

Buyer shall only use ECS sold to it hereunder with Buyer Turbines, and Buyer may not resell to parties other than owners of Buyer Turbines.

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25. Export Restrictions:

The Buyer shall be responsible for obtaining any required import licenses. The Seller shall be responsible for obtaining all export licenses as may be required to be export the ECS to the Buyer in accordance with this Contract. The obligations of the Buyer under this Contract (including, without limitation, any payment obligations) shall not in any manner be waived by the delay or failure to secure or renew, or by the cancellation of any required import licenses. Buyer agrees to comply with United States Export Administration Regulations as in effect from time to time and will not re-export any products or data or sell, license or otherwise distribute products or data to any party in violation of applicable regulations of the United States Department of State or Department of Defense. Buyer will use best efforts to obtain similar assurances from its customers. Buyer will also maintain the necessary records to comply with United States Export Administration Regulations.

26. Miscellaneous:

26.1. Language.  The Contract shall be written in English as one complete set. The Contract shall be made in two original sets, one set for each Party.

26.2 Amendments.  All amendments, supplements and alternations to the terms and conditions of this Contract shall be made in written form and signed by the authorized representatives of the two Parties.

26.3 Assignment.  This Contract and the rights and obligations hereunder may not be assigned, delegated or transferred by either Party without the prior written consent of the other Party, except that no such consent shall be required for an assignment, delegation or transfer of this Contract by a Party to an acquirer (via merger, purchase of assets or securities, or otherwise) of all or substantially all of such Party’s assets or business relating to the subject matter of this Contract.  Any attempted assignment in contravention of this Section 26.3 shall be void.  Subject to the foregoing, this Contract shall inure to the benefit of each Party and its permitted successors and assigns.

26.4 Injunctive Relief.  The Parties acknowledge and agree that any violation by a Party of the provisions of Sections 17, 18, 24 or 25 may cause irreparable harm to the other Party not adequately compensated by monetary damages.  In addition to other relief, and notwithstanding any provisions of Section 14 to the contrary, it is agreed that preliminary and permanent injunctive relief shall be available for any such violation without necessity of posting bond to prevent any actual or threatened violation of such provisions.

26.5 No Partnership.  Each Party is and shall remain an independent contracting party and is not and shall not be deemed to be a joint venturer, partner, agent or franchisee of the other Party for any purpose whatsoever.  Accordingly, each Party shall be exclusively responsible for the manner in which it performs its duties under this Contract and for the profitability or lack thereof of its activities under this Contract.  All financial and other obligations associated with a Party’s business are the sole responsibility of such Party.  Neither Party has, and neither Party shall represent itself as having, any right or authority to obligate or bind the other Party in any manner whatsoever.

26.6 Entire Agreement.  This Contract (including any attachments hereto and documents and instruments referenced herein) constitutes the entire agreement of the Parties regarding the subject matter hereof and supersedes any and all other prior or contemporaneous agreements, communications and understandings (both written and oral) regarding such subject matter; provided, however, that, for the avoidance of doubt, each of (i) the 2009 TTLA, (ii) the 2015 TLA, (iii) the Confidentiality Agreement, dated August 19, 2015, between the Parties, (iv) the Supply Contract between the Parties, dated 02 June 2014, as amended, and (v) the Supply Contract between the Parties, dated 12th August 2014, as amended, shall not be affected by this Contract in any manner and shall continue in full force and effect without modification. Each of the Parties acknowledges that (save in the case of fraud or fraudulent misrepresentation) it has not relied on any prior statements, representations or omissions which have not been incorporated as express terms of this Contract.

26.7 Interpretation.  The language used in this Contract shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against either Party.  The section

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headings contained in this Contract are inserted solely for convenience and ease of reference and shall not constitute a part of this Contract or have any effect on its interpretation or construction.  Pronouns of any gender shall include all other genders, and the singular shall include the plural and vice versa.  References to Sections, clauses and Annexes are to the Sections and clauses of, and Annexes to, this Contract unless the context clearly indicates otherwise.  The term “including” (and grammatical variations thereof and other words of similar import) shall mean “including without limitation” (and grammatical variations thereof and other words of similar import) unless the context clearly indicates otherwise.  Words such as “hereunder”, “hereto”, “hereof” and “herein” and other words of similar import shall, unless the context requires otherwise, refer to the whole of this Contract rather than any particular Section or clause.

26.8 Waiver. If a Party delays or fails to exercise any power, right or remedy under this Contract, this will not operate as a waiver of that power, right or remedy, nor will it impair or prejudice it. Any single or partial exercise or waiver of any power, right or remedy will not preclude its further exercise or the exercise of any other power, right or remedy.

26.9 Third Party Rights. Except as expressly stated in this Contract, a Person who is not a Party to this Contract may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999.

IN WITNESS WHEREOF, the Parties have executed this Contract by their respective duly authorized representatives on the dates set forth below their respective signatures below but effective as of the Effective Date.

INOX WIND LIMITED		AMERICAN SUPERCONDUCTOR CORPORATION

BY:	/s/ Deepak Asher	BY:	/s/ James Maguire

NAME:	Deepak Asher	NAME:	James Maguire

TITLE:	Director	TITLE:	EVP - Operations

DATE:	16/12/15	DATE:	December 16, 2015

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ANNEX 1

CERTAIN DEFINITIONS

“2009 TTLA” means the Technology Transfer and License Agreement, dated 17th April 2009, by and between AMSC Austria and Buyer (as amended).

“2015 TLA” means the Technology License Agreement, dated as of even date herewith, by and amongst Buyer, Seller and AMSC Austria.

“Advance” has the meaning given it in Section 3.1.

“Affiliate” means, with respect to a Person, any other Person directly or indirectly controlling, controlled by or under common control with the first Person, whether through ownership of voting securities, by contract or otherwise.

“AMSC Austria” means the Seller’s wholly-owned Austrian subsidiary, AMSC Austria GmbH (f/k/a AMSC Windtec GmbH).

“Approved L/C” has the meaning given it in Section 3.4.

“Approved Bank” has the meaning given it in Section 3.4(b).

“Business Day” means a day, other than a Saturday or a Sunday, on which commercial banks in Boston, Massachusetts, USA and Delhi, India are authorized or required by law to be open for the transaction of banking business.

“Buyer Group” means, collectively, the Buyer and all of its Affiliates.

“Buyer Turbines” means Turbines developed pursuant to the 2009 TTLA and manufactured by Buyer or its subsidiaries.

“Confidential Information” means, with respect to a Party, all trade secrets and confidential or proprietary information of such Party (or its Affiliates, vendors, customers, clients, financing sources or other business counterparties) disclosed or otherwise made available to the other Party (or its Representatives) in connection with this Contract or the transactions or the Parties’ (or their Affiliates’) respective activities contemplated hereby or by any other agreement referenced herein (regardless of whether so disclosed or otherwise made available before or after the execution of this Contract or the Effective Date).  Without limiting the foregoing, “Confidential Information” shall include (i) any and all inventions, ideas, discoveries, developments, designs, techniques, tangible and intangible information, products, processes, drawings, improvements, formulas, methods, instruments, devices, computer software and hardware, and information regarding research, development, current and proposed products and services, marketing and selling, business plans, business methods, budgets, finances, licensing, collaboration and development arrangements, prices and costs, buying habits and practices, contact and mailing lists and databases, vendors, customers and clients, and potential business opportunities and (ii) with respect to each Party, the terms and provisions of this Contract (which shall constitute “Confidential Information” of each party hereto) and the contents of any document or instrument received by such Party (or its Representatives) hereunder.

“Contract” has the meaning given it in the introductory paragraph.

“Disclosing Party” means the Party disclosing or otherwise making available Confidential Information to the other Party hereunder (provided that each party hereto shall be deemed to be a “Disclosing Party” with respect to the terms and provisions of this Contract).

“ECS” means electric control system sets for Turbines, in one of the Versions specified in Section 1.2, each sufficient to operate 1 (one) Buyer Turbine.

“Effective Date” means the date on which the last of the following events occur: (i) this Contract has been executed by the Parties; (ii) the full amount of the Initial License Payment has been received by AMSC Austria; and (iii) the Advance has been received by Seller.

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“FCR” means a forwarder’s cargo (or certificate of) receipt with respect to the applicable ECS shipment, sufficient in form and substance to enable a draw on the corresponding Approved L/C.

“Forecast” means the rolling forecast of Buyer’s anticipated monthly requirements for ECS (by Version and in total) for each of the twelve (12) months commencing with the first full calendar month beginning after the date of delivery of such forecast to Seller.

“Forecast Deposit” has the meaning given it in Section 3.2.

“Governmental Entity” means any court, arbitrational tribunal, administrative agency or commission or other governmental or regulatory authority or agency.

“IBA” means the International Bar Association.

“IBA Rules on the Taking of Evidence in International Arbitration” means the IBA Rules on the Taking of Evidence in International Arbitration of the IBA, as in effect from time to time, as such IBA Rules may be modified by the provisions of this Contract.

“Initial License Payment” means the payment to be made by Buyer to AMSC Austria pursuant to clause 8.1.1 of the 2015 TLA.

“Insolvency Event” means, with respect to a Party, that (i) such Party commences negotiations with all or any class of its creditors with a view to rescheduling any of its debts, or makes a proposal for or enters into any compromise or arrangement with any of its creditors; (ii) a petition is filed, a notice is given, a resolution is passed, or an order is made, for or in connection with the winding up of such Party (being a company); (iii) an application is made to court, or an order is made, for the appointment of an administrator, or if a notice of intention to appoint an administrator is given or if an administrator is appointed, over such Party (being a company); (iv) the holder of a qualifying floating charge over the assets of such Party (being a company) has become entitled to appoint or has appointed an administrative receiver; (v) a Person becomes entitled to appoint a receiver over all or any of the assets of such Party or a receiver is appointed over all or any of the assets of such Party; (vi) any event occurs, or proceeding is taken, with respect to such Party in any jurisdiction to which it is subject that has an effect equivalent or similar to any of the events mentioned above; or (vii) it suspends or ceases, or threatens to suspend or cease, to carry on all or a substantial part of its business.

“LCIA” has the meaning given it in Section 14(b).

“LCIA Arbitration Rules” means the Arbitration Rules of the LCIA, as in effect from time to time, as such Arbitration Rules may be modified by the provisions of this Contract.

“LCIA Mediation Rules” means the Mediation Rules of the LCIA, as in effect from time to time, as such Mediation Rules may be modified by the provisions of this Contract.

“Licence Fees means the licence fees payable by the Buyer to AMSC Austria under clause 8.1 of the 2015 TLA”.

“Party” means either the Buyer or the Seller, and “Parties” means the Buyer and the Seller.

“Person” means any corporation, limited or general partnership, limited liability company, trust, unincorporated association, any other entity or organization, Governmental Entity, or an individual.

“Public Statement” has the meaning given it in Section 18.4.

“Receiving Party” means the Party receiving or otherwise obtaining Confidential Information of the other Party hereunder (provided that each Party shall be deemed to be a “Receiving Party” with respect to the terms and provisions of this Contract).

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“Representative” means, with respect to a Party, such Party’s Affiliates, directors, officers, managers, managing members, general partners, trustees, employees, agents, consultants and advisors (including, without limitation, attorneys, accountants, commercial and investment bankers, other financial and tax advisors and members of advisory boards).

“Turbine” means a 2MW doubly fed wind turbine.

“Updated Forecast” has the meaning given it in Section 2.2.

“Version” has the meaning given it in Section 1.2.

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ANNEX 2

ID	Version			Converter
ECS-000002	GL2003	[**]	93/100m Rotor	AMSC

Created by: Wolfgang Srebotnig

Checked by: Markus Görzer

Pages: 3

1. Scope of Supply

1.3. Electric Control System (hereinafter “ECS”) for GL2003 / 93/100m rotor turbine versions with AMSC –converter system, [**] function and without Condition Monitoring System (CMS). Each set comprising of:

#	ELECTRIC CONTROL SYSTEM	AMSC ID	units per WEC	Scope of supply	NOT scope of supply
1	#HC400/410/420 Hub Cabinets including Pitch Motor	26109798	1 set

1 set consist of:

-  1pcs 26109799 hub cabinet +HC400

-  1pcs 26109801 hub cabinet +HC410

-  1pcs 26109803 hub cabinet +4HC420

each hub cabinet includes pitch converter with IO’s, heater, service switch and service plug

- 3 pcs No.10113715 pitch motors including cables for motor and speed feedback connection. Each pitch motor with free wheel system, brake and speed feedback.

-     Industrial connector

					- additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors
2	+OVP400 Overvoltage Protection Cabinet complete	26109796	1 off	fully assembled and tested cabinet. cabinet includes: - lightning protection (acc. lightning protection system) - industrial connectors	- additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested for American Superconductor Corporation

#	ELECTRIC CONTROL SYSTEM	AMSC ID	units per WEC	Scope of supply	NOT scope of supply
3	+NC300/310 Nacelle Cabinet complete	26109896	1 off

fully assembled and tested cabinet.

cabinet includes:

-     auxiliary power supply

-     auxiliary control and protection

-     contactors and relays

-     PLC IO’s

-     control panel

-     YAW converter

-     lightning protection (acc. lightning protection system)

-     UPS power supply 24VDC with batteries

-     service switch and service plug

-     service box

-     connection terminals

					- additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors
4	+CC100/101 Converter Cabinet complete	26109809	1 off

fully assembled and tested cabinet.

cabinets includes:

-     AMSC power module

(PM300xW with pre charge unit)

-     PLC IO’s with CAN Interface

-     filter capacitors and resistors

-     crowbar unit

-     generator and line choke

-     contactors and relays

-     stator breaker

-     line contactor

-     air to water heat exchanger

-     water cooling distribution

-     total power measurement

-     lightning protection (acc. lightning protection system)

-     connection terminals

					- additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors - external water cooling unit
5	+TBC100 Tower Base Cabinet complete	26109899	1 off

fully assembled and tested cabinet.

cabinet includes:

-     auxiliary control and protection

-     contactors and relays

-     PLC IO’s and CPU

-     UPS power supply 24VDC with batteries

-     service switch

-     control panel

-     connection terminals

					- additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors
6	SCADA Package incl. wtDataCenter	26112620	1 off

-     wtSCADA Server: SCADA system for wind farm server

-     wtSCADA Client: GUI to visualize all monitored turbines

-     wtCommissioner: SCADA system for commissioning and trouble shooting

-     wtDataCenter: Analysis tool for Licensed wind turbines and wind farms

-     Highspeed datalogger: trace tool

-     wtCSV Viewer: Log viewer tool with charting capabilities

-     PLC Update: Software update tool for PLC code.

-     Detailed document for each of the above mentioned software packages

					- source code - personal computer (PC)

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested for American Superconductor Corporation

#	ELECTRIC CONTROL SYSTEM	AMSC ID	units per WEC	Scope of supply	NOT scope of supply
7	Control Software	26112620	1 off	- Control software and configuration tools for yaw-, pitch-, converter system, PLC - Software description including parameter, warning and error description - SCL (Source Code Light) PLC source code	- source code except PLC SCL

It is clarified that the Versions of ECS include any ECS made by the Seller in connection with the 2MW WTG platform (at present or in the future).

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested for American Superconductor Corporation

ANNEX 3

ID	Version			Converter
ECS-000003	GL2003	[**]	93/100m Rotor	AMSC

Created by: Wolfgang Srebotnig

Checked by: Markus Görzer

Pages: 3

1. Scope of Supply

1.4. Electric Control System (hereinafter “ECS”) for GL2003 / 93/100m rotor turbine versions with AMSC –converter system, [**] function and without Condition Monitoring System (CMS). Each set comprising of:

#	ELECTRIC CONTROL SYSTEM	AMSC ID	units per WEC	Scope of supply	NOT scope of supply
1	#HC400/410/420 Hub Cabinets including Pitch Motor	26109798	1 set

1 set consist of:

-  1pcs 26109799 hub cabinet +HC400

-  1pcs 26109801 hub cabinet +HC410

-  1pcs 26109803 hub cabinet +4HC420

each hub cabinet includes pitch converter with IO’s, heater, service switch and service plug

- 3 pcs No.10113715 pitch motors including cables for motor and speed feedback connection. Each pitch motor with free wheel system, brake and speed feedback.

-     Industrial connector

					- additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors
2	+OVP400 Overvoltage Protection Cabinet complete	26109796	1 off	fully assembled and tested cabinet. cabinet includes: - lightning protection (acc. lightning protection system) - industrial connectors	- additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

#	ELECTRIC CONTROL SYSTEM	AMSC ID	units per WEC	Scope of supply	NOT scope of supply
3	+NC300/310 Nacelle Cabinet complete	26109896	1 off

fully assembled and tested cabinet.

cabinet includes:

-     auxiliary power supply

-     auxiliary control and protection

-     contactors and relays

-     PLC IO’s

-     control panel

-     YAW converter

-     lightning protection (acc. lightning protection system)

-     UPS power supply 24VDC with batteries

-     service switch and service plug

-     service box

-     connection terminals

					- additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors
4	+CC100/101 Converter Cabinet complete ([**])	26117805	1 off

fully assembled and tested cabinet.

cabinets includes:

-     AMSC power module

(PM300xW with pre charge unit)

-     PLC IO’s with CAN Interface

-     filter capacitors and resistors

-     crowbar unit

-     generator and line choke

-     contactors and relays

-     stator breaker

-     line contactor

-     air to water heat exchanger

-     water cooling distribution

-     total power measurement

-     lightning protection (acc. lightning protection system)

-     connection terminals

-     [**] package

					- additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors - external water cooling unit
5	+TBC100 Tower Base Cabinet complete	26109899	1 off

fully assembled and tested cabinet.

cabinet includes:

-     auxiliary control and protection

-     contactors and relays

-     PLC IO’s and CPU

-     UPS power supply 24VDC with batteries

-     service switch

-     control panel

-     connection terminals

					- additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors
6	SCADA Package incl. wtDataCenter	26112620	1 off

-     wtSCADA Server: SCADA system for wind farm server

-     wtSCADA Client: GUI to visualize all monitored turbines

-     wtCommissioner: SCADA system for commissioning and trouble shooting

-     wtDataCenter: Analysis tool for Licensed wind turbines and wind farms

-     Highspeed datalogger: trace tool

-     wtCSV Viewer: Log viewer tool with charting capabilities

-     PLC Update: Software update tool for PLC code.

-     Detailed document for each of the above mentioned software packages

					- source code - personal computer (PC)

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

#	ELECTRIC CONTROL SYSTEM	AMSC ID	units per WEC	Scope of supply	NOT scope of supply
7	Control Software	26112620	1 off

-     Control software and configuration tools for yaw-, pitch-, converter system, PLC

-     Software description including

parameter, warning and error description

-     SCL (Source Code Light) PLC source code

-     [**] Support

					- source code except PLC SCL

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested for American Superconductor Corporation

ANNEX 4

ID	Version			Converter
ECS-000004	GL2010	[**]	93/100m Rotor	AMSC

Created by: Wolfgang Srebotnig

Checked by: Markus Görzer

Pages: 3

1. Scope of Supply

1.5. Electric Control System (hereinafter “ECS”) for GL2010 / 93m & 100m rotor turbine versions with AMSC –converter system, [**] function and without Condition Monitoring System (CMS). Each set comprising of:

#	ELECTRIC CONTROL SYSTEM	AMSC ID	units per WEC	Scope of supply	NOT scope of supply
1	#4HCA000 Hub Cabinets including Pitch Motor	26117316	1 set

1 set consist of:

-  1pcs 26117328 hub cabinet +4HCA100

-  1pcs 26117329 hub cabinet +4HCA200

-  1pcs 26117330 hub cabinet +4HCA300

each hub cabinet includes pitch converter with IO’s, heater, service switch and service plug

- 3 pcs No.10113715 pitch motors including cables for motor and speed feedback connection. Each pitch motor with free wheel system, brake and speed feedback.

-     Industrial connector

					- additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors
2	+4HCC100 Hub Control Cabinet complete	26117334	1 off	fully assembled and tested cabinet. cabinet includes: - PLC IO’s with CAN Interface - lightning protection (acc. lightning protection system) - industrial connectors	- additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

#	ELECTRIC CONTROL SYSTEM	AMSC ID	units per WEC	Scope of supply	NOT scope of supply
3	+3NCA100/110 Nacelle Cabinet complete	26117340	1 off

fully assembled and tested cabinet.

cabinet includes:

-     auxiliary power supply

-     auxiliary control and protection

-     contactors and relays

-     PLC IO’s

-     control panel

-     YAW converter

-     lightning protection (acc. lightning protection system)

-     UPS power supply 24VDC with batteries

-     service switch and service plug

-     service box

-     connection terminals

					- additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors
4	+1CCA100/200 Converter Cabinet complete	26117155	1 off

fully assembled and tested cabinet.

cabinets includes:

-     AMSC power module

(PM300xNW with pre charge unit)

-     PLC IO’s with CAN Interface

-     filter capacitors and resistors

-     crowbar unit

-     generator and line choke

-     contactors and relays

-     stator breaker

-     line contactor

-     air to water heat exchanger

-     water cooling distribution

-     total power measurement

-     lightning protection (acc. lightning protection system)

-     connection terminals

					- additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors - external water cooling unit
5	+1TBC100 Tower Base Cabinet complete	26117159	1 off

fully assembled and tested cabinet.

cabinet includes:

-     auxiliary control and protection

-     contactors and relays

-     PLC IO’s and CPU

-     UPS power supply 24VDC with batteries

-     service switch

-     control panel

-     connection terminals

					- additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors
6	SCADA Package incl. wtDataCenter	26112620	1 off

-     wtSCADA Server: SCADA system for wind farm server

-     wtSCADA Client: GUI to visualize all monitored turbines

-     wtCommissioner: SCADA system for commissioning and trouble shooting

-     wtDataCenter: Analysis tool for Licensed wind turbines and wind farms

-     Highspeed datalogger: trace tool

-     wtCSV Viewer: Log viewer tool with charting capabilities

-     PLC Update: Software update tool for PLC code.

-     Detailed document for each of the above mentioned software packages

					- source code - personal computer (PC)

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

#	ELECTRIC CONTROL SYSTEM	AMSC ID	units per WEC	Scope of supply	NOT scope of supply
7	Control Software	26112620	1 off

-     Control software and configuration tools for yaw-, pitch-, converter system, PLC and SLC

-     Software description including parameter, warning and error description

-     SCL (Source Code Light) PLC source code

					- source code except PLC SCL

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested for American Superconductor Corporation

ANNEX 5

ID	Version			Converter
ECS-000005	GL2010	[**]	93/100m Rotor	AMSC

Created by: Wolfgang Srebotnig

Checked by: Markus Görzer

Pages: 3

1. Scope of Supply

1.6. Electric Control System (hereinafter “ECS”) for GL2010 / 93m & 100m rotor turbine versions with AMSC –converter system, [**] function and without Condition Monitoring System (CMS). Each set comprising of:

#	ELECTRIC CONTROL SYSTEM	AMSC ID	units per WEC	Scope of supply	NOT scope of supply
1	#4HCA000 Hub Cabinets including Pitch Motor	26117316	1 set

1 set consist of:

-  1pcs 26117328 hub cabinet +4HCA100

-  1pcs 26117329 hub cabinet +4HCA200

-  1pcs 26117330 hub cabinet +4HCA300

each hub cabinet includes pitch converter with IO’s, heater, service switch and service plug

- 3 pcs No.10113715 pitch motors including cables for motor and speed feedback connection. Each pitch motor with free wheel system, brake and speed feedback.

-     Industrial connector

					- additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors
2	+4HCC100 Hub Control Cabinet complete	26117334	1 off	fully assembled and tested cabinet. cabinet includes: - PLC IO’s with CAN Interface - lightning protection (acc. lightning protection system) - industrial connectors	- additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors
3	+3NCA100/110 Nacelle Cabinet complete	26117340	1 off

fully assembled and tested cabinet.

cabinet includes:

-     auxiliary power supply

-     auxiliary control and protection

-     contactors and relays

-     PLC IO’s

-     control panel

-     YAW converter

-     lightning protection (acc. lightning protection system)

-     UPS power supply 24VDC with batteries

-     service switch and service plug

-     service box

-     connection terminals

					- additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

#	ELECTRIC CONTROL SYSTEM	AMSC ID	units per WEC	Scope of supply	NOT scope of supply
4	+1CCA100/200 Converter Cabinet complete ([**])	26117164	1 off

fully assembled and tested cabinet.

cabinets includes:

-     AMSC power module

(PM300xNW with pre charge unit)

-     PLC IO’s with CAN Interface

-     filter capacitors and resistors

-     crowbar unit

-     generator and line choke

-     contactors and relays

-     stator breaker

-     line contactor

-     air to water heat exchanger

-     water cooling distribution

-     total power measurement

-     lightning protection (acc. lightning protection system)

-     connection terminals

-     [**] package

					- additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors - external water cooling unit
5	+1TBC100 Tower Base Cabinet complete	26117159	1 off

fully assembled and tested cabinet.

cabinet includes:

-     auxiliary control and protection

-     contactors and relays

-     PLC IO’s and CPU

-     UPS power supply 24VDC with batteries

-     service switch

-     control panel

-     connection terminals

					- additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors
6	SCADA Package incl. wtDataCenter	26112620	1 off

-     wtSCADA Server: SCADA system for wind farm server

-     wtSCADA Client: GUI to visualize all monitored turbines

-     wtCommissioner: SCADA system for commissioning and trouble shooting

-     wtDataCenter: Analysis tool for Licensed wind turbines and wind farms

-     Highspeed datalogger: trace tool

-     wtCSV Viewer: Log viewer tool with charting capabilities

-     PLC Update: Software update tool for PLC code.

-     Detailed document for each of the above mentioned software packages

					- source code - personal computer (PC)

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

#	ELECTRIC CONTROL SYSTEM	AMSC ID	units per WEC	Scope of supply	NOT scope of supply
7	Control Software	26112620	1 off

-     Control software and configuration tools for yaw-, pitch-, converter system, PLC and SLC

-     Software description including parameter, warning and error description

-     SCL (Source Code Light) PLC source code

-     [**] Support

					- source code except PLC SCL

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested for American Superconductor Corporation

ANNEX 6

ID	Version			Converter
ECS-000006	GL2010	[**]	113m Rotor	AMSC

Created by: Wolfgang Srebotnig

Checked by: Markus Görzer

Pages: 3

1. Scope of Supply

1.7. Electric Control System (hereinafter “ECS”) for GL2010 / 113m rotor turbine versions with AMSC –converter system, [**] function and without Condition Monitoring System (CMS). Each set comprising of:

#	ELECTRIC CONTROL SYSTEM	AMSC ID	units per WEC	Scope of supply	NOT scope of supply
1	#4HCA000 Hub Cabinets including Pitch Motor	26117316	1 set

1 set consist of:

-  1pcs  26117328 hub cabinet +4HCA100

-  1pcs  26117329 hub cabinet +4HCA200

-  1pcs  26117330 hub cabinet +4HCA300

each hub cabinet includes pitch converter with IO’s, heater, service switch and service plug

- 3 pcs No.10113715 pitch motors including cables for motor and speed feedback connection. Each pitch motor with free wheel system, brake and speed feedback.

-     Industrial connector

					- additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors
2	+4HCC100 Hub Control Cabinet complete	26117334	1 off	1 fully assembled and tested cabinet. cabinet includes: - PLC IO’s with CAN Interface - lightning protection (acc. lightning protection system) - industrial connectors	- additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

#	ELECTRIC CONTROL SYSTEM	AMSC ID	units per WEC	Scope of supply	NOT scope of supply
3	+3NCA100/110 Nacelle Cabinet complete	26117818	1 off

1 fully assembled and tested cabinet.

cabinet includes:

-     auxiliary power supply

-     auxiliary control and protection

-     contactors and relays

-     PLC IO’s

-     control panel

-     YAW converter

-     lightning protection (acc. lightning protection system)

-     UPS power supply 24VDC with

batteries

-     service switch and service plug

-     service box

-     connection terminals

					- additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors
4	+1CCA100/200 Converter Cabinet complete	26117820	1 off

1 fully assembled and tested cabinet.

cabinets includes:

-     AMSC power module

(PM300xNW with pre charge unit)

-     PLC IO’s with CAN Interface

-     filter capacitors and resistors

-     crowbar unit

-     generator and line choke

-     contactors and relays

-     stator breaker

-     line contactor

-     air to water heat exchanger

-     water cooling distribution

-     total power measurement

-     lightning protection (acc. lightning protection system)

-     connection terminals

					- additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors - external water cooling unit
5	+1TBC100 Tower Base Cabinet complete	26117822	1 off

1 fully assembled and tested cabinet.

cabinet includes:

-     auxiliary control and protection

-     contactors and relays

-     PLC IO’s and CPU

-     UPS power supply 24VDC with batteries

-     service switch

-     control panel

-     connection terminals

					- additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors
6	SCADA Package incl. wtDataCenter	26112620	1 off

-     wtSCADA Server: SCADA system for wind farm server

-     wtSCADA Client: GUI to visualize all monitored turbines

-     wtCommissioner: SCADA system for commissioning and trouble shooting

-     wtDataCenter: Analysis tool for Licensed wind turbines and wind farms

-     Highspeed datalogger: trace tool

-     wtCSV Viewer: Log viewer tool with charting capabilities

-     PLC Update: Software update tool for PLC code.

-     Detailed document for each of the above mentioned software packages

					- source code - personal computer (PC)

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

#	ELECTRIC CONTROL SYSTEM	AMSC ID	units per WEC	Scope of supply	NOT scope of supply
7	Control Software	26112620	1 off

-     Control software and configuration tools for yaw-, pitch-, converter system, PLC and SLC

-     Software description including parameter, warning and error description

-     SCL (Source Code Light) PLC source code

					- source code except PLC SCL

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested for American Superconductor Corporation

ANNEX 7

ID	Version			Converter
ECS-000007	GL2010	[**]	113m Rotor	AMSC

Created by: Wolfgang Srebotnig

Checked by: Markus Görzer

Pages: 3

1. Scope of Supply

1.8. Electric Control System (hereinafter “ECS”) for GL2010 / 113m rotor turbine versions with AMSC –converter system, [**] function and without Condition Monitoring System (CMS). Each set comprising of:

#	ELECTRIC CONTROL SYSTEM	AMSC ID	units per WEC	Scope of supply	NOT scope of supply
1	#4HCA000 Hub Cabinets including Pitch Motor	26117316	1 set

1 set consist of:

-  1pcs  26117328 hub cabinet +4HCA100

-  1pcs  26117329 hub cabinet +4HCA200

-  1pcs  26117330 hub cabinet +4HCA300

each hub cabinet includes pitch converter with IO’s, heater, service switch and service plug

- 3 pcs No.10113715 pitch motors including cables for motor and speed feedback connection. Each pitch motor with free wheel system, brake and speed feedback.

-     Industrial connector

					- additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors
2	+4HCC100 Hub Control Cabinet complete	26117334	1 off	1 fully assembled and tested cabinet. cabinet includes: - PLC IO’s with CAN Interface - lightning protection (acc. lightning protection system) - industrial connectors	- additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors
3	+3NCA100/110 Nacelle Cabinet complete	26117818	1 off

1 fully assembled and tested cabinet.

cabinet includes:

-     auxiliary power supply

-     auxiliary control and protection

-     contactors and relays

-     PLC IO’s

-     control panel

-     YAW converter

-     lightning protection (acc. lightning protection system)

-     UPS power supply 24VDC with batteries

-     service switch and service plug

-     service box

-     connection terminals

					- additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

#	ELECTRIC CONTROL SYSTEM	AMSC ID	units per WEC	Scope of supply	NOT scope of supply
4	+1CCA100/200 Converter Cabinet complete ([**])	26117824	1 off

1 fully assembled and tested cabinet.

cabinets includes:

-     AMSC power module

(PM300xNW with pre charge unit)

-     PLC IO’s with CAN Interface

-     filter capacitors and resistors

-     crowbar unit

-     generator and line choke

-     contactors and relays

-     stator breaker

-     grid contactor

-     air to water heat exchanger

-     water cooling distribution

-     total power measurement

-     lightning protection (acc. lightning protection system)

-     connection terminals

-     [**] package

					- additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors - external water cooling unit
5	+1TBC100 Tower Base Cabinet complete	26117822	1 off

1 fully assembled and tested cabinet.

cabinet includes:

-     auxiliary control and protection

-     contactors and relays

-     PLC IO’s and CPU

-     UPS power supply 24VDC with batteries

-     service switch

-     control panel

-     connection terminals

					- additional distribution terminal boxes, cables and industrial plugs between the cabinets, terminal boxes and auxiliary drives and sensors
6	SCADA Package incl. wtDataCenter	26112620	1 off

-     wtSCADA Server: SCADA system for wind farm server

-     wtSCADA Client: GUI to visualize all monitored turbines

-     wtCommissioner: SCADA system for commissioning and trouble shooting

-     wtDataCenter: Analysis tool for Licensed wind turbines and wind farms

-     Highspeed datalogger: trace tool

-     wtCSV Viewer: Log viewer tool with charting capabilities

-     PLC Update: Software update tool for PLC code.

-     Detailed document for each of the above mentioned software packages

					- source code - personal computer (PC)

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

#	ELECTRIC CONTROL SYSTEM	AMSC ID	units per WEC	Scope of supply	NOT scope of supply
7	Control Software	26112620	1 off

-     Control software and configuration tools for yaw-, pitch-, converter system, PLC and SLC

-     Software description including parameter, warning and error description

-     SCL (Source Code Light) PLC source code

-     [**] support

					- source code except PLC SCL

18

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.